                                                [LETTERHEAD OF AMD APPEARS HERE]

                                                                        CONTACT:
                                                                      TOM STITES
                                                                  COMMUNICATIONS
                                                                  (408) 749-2918



                       AMD REPORTS THIRD QUARTER RESULTS


     SUNNYVALE, CA--OCTOBER 7, 1996--AMD today reported a net loss of $38,362,000 on sales of $456,862,000 for its third quarter, ended September 29, 1996. The loss amounted to $0.28 per share on a fully-diluted basis. The results include a charge of approximately $6,000,000 for employee severance pay and benefits associated with a work force reduction.

     Sales for the like period of 1995 amounted to $606,953,000, which resulted in net income of $42,000,000, or $0.30 per share fully diluted.

     In the immediate-prior quarter, AMD reported sales of $455,077,000, which resulted in a net loss of $34,672,000, or a loss of $0.26 per share fully diluted. The company's second-quarter results included a non-recurring, pre-tax gain of $16.3 million resulting from a sale of securities.

     For the first nine months of 1996, AMD reported total revenues of $1,456,151,000, which resulted in a net loss applicable to common shareholders of $47,707,000, or $0.35 per common share fully diluted. For the first nine months of 1995, AMD reported revenues of $1,873,201,000, which resulted in net income applicable to common shareholders of $206,972,000 or $1.51 per share fully diluted.
                                     -more-

     "Overall, bookings improved significantly from the levels of the second quarter, but the book-to-bill ratio remained below 1:1," said W.J. Sanders III, chairman and chief executive officer, in commenting on the company's three major business segments.

     "Revenues from our Programmable Logic Devices (PLD) business unit were down slightly from the immediate-prior quarter," Sanders continued. "Sales of AMD's MACH/(R)/ family of complex PLDs remained at near-record levels in a generally weak PLD market.

     "Revenues from AMD's Communications and Components Group (CCG) also declined slightly from the second quarter," Sanders said. "Flash memory sales resumed growth, and AMD recorded higher revenues on record unit sales. Telephony products achieved record revenues during the quarter. These gains were offset, however, by sharply lower EPROM sales.

     "Revenues from our Computation Products Group (CPG) -- primarily Microsoft/(R)/ Windows/(R)/-compatible microprocessors -- grew from the immediate-prior quarter. Shipments of AMD-K5/(TM)/ microprocessors more than doubled to 500,000 units, led by sales of the AMD-K5-PR100/(TM)/ microprocessor. With today's introduction of AMD-K5-PR133/(TM)/ and AMD-K5-PR120/(TM)/ devices, the AMD-K5 family now addresses 70 percent of the desktop market.

          "The aggregate results from CCG and PLD were once again unable to offset the losses we are incurring in CPG, where revenues are currently insufficient to absorb the substantial fixed costs of maintaining our strategic commitment to the Microsoft Windows-compatible microprocessor market," Sanders concluded.

                                     -more-

                              Cautionary Statement

The forward looking statement in the above release concerning the Company's microprocessor products involves a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from presently anticipated results are the following: success in ramping the production of higher-performance products; shifts in market demand; verification of compatibility with industry-standard software and hardware; and such other risks and uncertainties as are detailed in "Management's Discussion and Analysis of Results of Operations and Financial Condition" contained in the Company's most recently filed annual report on Form 10-K, and the company's most recently filed quarterly report on Form 10Q.

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.


MICROSOFT AND WINDOWS ARE REGISTERED TRADEMARKS OF MICROSOFT CORPORATION. AMD-K5, AMD-K5-PR100/120/133, AMD, THE AMD LOGO AND COMBINATIONS THEREOF ARE TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                              Quarter Ended                  Nine Months Ended
 ----------------------------------------------------------------------------------------------------
                                      Sept. 29,   June 30,     October 1,    Sept. 29,    October 1,
                                        1996        1996          1995          1996         1995
                                                               (Restated)*                (Restated)*
 ----------------------------------------------------------------------------------------------------

NET SALES                              $456,862   $455,077      $606,953     $1,456,151    $1,873,201

Cost of sales                           337,692    379,779       368,359      1,086,206       989,949
Research and development                105,656     92,768       106,237        293,204       308,806
Marketing, general and
  administrative                         90,432     83,063       102,549        276,506       311,885
-----------------------------------------------------------------------------------------------------
                                        533,780    555,610       577,145      1,655,916     1,610,640
-----------------------------------------------------------------------------------------------------
Operating income (loss)                 (76,918)  (100,533)       29,808       (199,765)      262,561

Interest income and other, net            4,214     23,039        10,408         55,312        24,441
Interest expense                         (3,443)    (1,812)         (315)        (7,236)       (1,394)
-----------------------------------------------------------------------------------------------------
Income (loss) before income taxes
  and equity in joint venture           (76,147)   (79,306)       39,901       (151,689)      285,608
Provision (credit) for income
  taxes                                 (30,459)   (31,723)       10,212        (62,182)       92,052
-----------------------------------------------------------------------------------------------------
Income (loss) before equity
  in joint venture                      (45,688)   (47,583)       29,689        (89,507)      193,556

Equity in net income of
  joint venture                           7,326     12,911        12,311         41,800        13,426
-----------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                       (38,362)   (34,672)       42,000        (47,707)      206,982

Preferred stock dividends                   -            -            -              -             10
-----------------------------------------------------------------------------------------------------
NET INCOME (LOSS) APPLICABLE
   TO COMMON STOCKHOLDERS              ($38,362)  ($34,672)      $42,000       ($47,707)     $206,972
-----------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON SHARE
- Primary                                ($0.28)    ($0.26)        $0.30         ($0.35)        $1.53
- Fully diluted                          ($0.28)    ($0.26)        $0.30         ($0.35)        $1.51
-----------------------------------------------------------------------------------------------------
Shares used in per share calculation
- Primary                               136,082    135,266       139,288        135,019       135,451
- Fully diluted                         136,082    135,266       139,434        135,019       137,617
-----------------------------------------------------------------------------------------------------

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

 ADVANCED MICRO DEVICES, INC.                    INFORMATION ONLY
 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
 (INCLUDES PRE-TAX FASL INVESTMENT EQUITY INCOME IN OPERATING INCOME (LOSS)) (THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                       Quarter Ended                            Nine Months Ended
                                        (Unaudited)                                (Unaudited)
----------------------------------------------------------------------------------------------------------
                                 September 29,    June 30,    October 1,       September 29,   October 1,
                                      1996          1996       1995 **              1996        1995 **
----------------------------------------------------------------------------------------------------------
 NET SALES                          $456,862    $455,077     $606,953          $1,456,151    $1,873,201

 Cost of sales                       337,692     379,779      368,359           1,086,206       989,949
 Net income from equity
   investment in FASL                (11,272)    (19,863)     (18,940)            (64,309)      (20,655)
 Research and development            105,656      92,768      106,237             293,204       308,806
 Marketing, general and
   administrative                     90,432      83,063      102,549             276,506       311,885
----------------------------------------------------------------------------------------------------------
                                     522,508     535,747      558,205           1,591,607     1,589,985
----------------------------------------------------------------------------------------------------------
 Operating income (loss)             (65,646)    (80,670)      48,748            (135,456)      283,216

 Interest income and other, net        4,214      23,039       10,408              55,312        24,441
 Interest expense                     (3,443)     (1,812)        (315)             (7,236)       (1,394)
----------------------------------------------------------------------------------------------------------
 Income (loss) before income taxes
   and equity in joint venture       (64,875)    (59,443)      58,841             (87,380)      306,263
 Provision (credit) for income
   taxes                             (30,459)    (31,723)      10,212             (62,182)       92,052
 Provision for taxes on equity
   in income of FASL                   3,946       6,952        6,629              22,509         7,229
----------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS)                   (38,362)    (34,672)      42,000             (47,707)      206,982

 Preferred stock dividends                -           -            -                   -             10
----------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) APPLICABLE
    TO COMMON STOCKHOLDERS          ($38,362)   ($34,672)     $42,000            ($47,707)     $206,972
----------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) PER COMMON SHARE
 - Primary                            ($0.28)     ($0.26)       $0.30              ($0.35)        $1.53
 - Fully diluted                      ($0.28)     ($0.26)       $0.30              ($0.35)        $1.51
----------------------------------------------------------------------------------------------------------
 Shares used in per share calculation
 - Primary                           136,082     135,266      139,288             135,019       135,451
 - Fully diluted                     136,082     135,266      139,434             135,019       137,617
----------------------------------------------------------------------------------------------------------

 * The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

 ** Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                    September 29,   December 31,
                                                        1996            1995
                                                    (Unaudited)       (Audited)
                                                                     (Restated)*
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Current assets:
   Cash, cash equivalents, and short-term investments $  361,344   $  509,665
   Accounts receivable, net                              234,242      284,238
   Inventories                                           163,489      155,986
   Deferred income taxes                                 149,289      147,489
   Prepaid expenses and other current assets              95,287       40,564
--------------------------------------------------------------------------------
       Total current assets                            1,003,651    1,137,942

   Property, plant, and equipment, net                 1,733,267    1,641,634
   Investment in joint venture                           192,128      176,821
   Other assets                                          124,946      122,070
--------------------------------------------------------------------------------
                                                      $3,053,992   $3,078,467
================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                             $   12,902   $   26,770
   Accounts payable                                      166,791      241,916
   Accrued compensation and benefits                      73,333      106,347
   Accrued liabilities                                   107,617      103,404
   Income tax payable                                        148       56,297
   Deferred income on shipments to distributors           85,936      100,057
   Current portion of long-term debt and capital
     lease obligations                                    27,711       41,642
--------------------------------------------------------------------------------
       Total current liabilities                         474,438      676,433

Deferred income taxes                                     97,407       84,607
Long-term debt and capital lease obligations,
  less current portion                                   445,489      214,965

Stockholders' equity:
   Capital stock:
     Common stock, par value                               1,413        1,050
   Capital in excess of par value                        943,077      908,989
   Retained earnings                                   1,092,168    1,192,423
--------------------------------------------------------------------------------
        Total stockholders' equity                     2,036,658    2,102,462
--------------------------------------------------------------------------------
                                                      $3,053,992   $3,078,467
================================================================================

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)
---------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN*                Q3 '96              Q2 '96                Q3 '95
-----------------------
                                % OF SALES  REVENUE  % OF SALES  REVENUE  % OF SALES  REVENUE
                                ----------  -------  ----------  -------  ----------  -------
Communications and
Components Group                 62         $ 284M   64          $ 290M   54          $ 324M

Programmable Logic Division      13            58M   13             62M   11             68M
(TBN)

Computation Products Group       25           115M   23            103M   35            215M

OTHER DATA                             Q3 '96              Q2 '96                Q3 '95
-------------------                    ------              ------                ------
Depreciation                           $ 85M               $ 82M                 $ 66M

Capital Spending                        143M                116M                  169M

Headcount                             12,388              12,535                12,594

International Sales                      53%                 53%                   56%

* Restated to include NEXGEN